                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated June 22, 1994 included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-3536, 33-16749, 33-44702, 33-53349, 33-53351, and 33-53355.





                                  /s/ Arthur Andersen & Co.



San Jose, California
July 27, 1994





                                      54